SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam International Growth Fund -- Class A shares
Fiscal period ending:  June 30, 1996
Inception date:  February 28, 1991


TOTAL RETURN

Formula  --  Average Annual Total Return:     ERV = P(1+T)^n

n        =         Number of Time Periods 1 Year    5 Years   Life*

P        =         Initial Investment     $10,000   $10,000   $10,000

ERV      =    Ending Redeemable Value     $11,328   $17,591   $16,669

T        =         Average Annual
                   Total Return           13.28%    11.96%    10.04%*

*Life of fund, if less than 10 years

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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam International Growth Fund -- Class B Shares
Fiscal period ending:  June 30, 1996
Inception date:  June 1, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n                      =            Number of Time Periods  1 Year    Life*

P                      =            Initial Investment      $10,000   $10,000

ERV                    =            Ending Redeemable Value $11,435   $12,034

T                      =            Average Annual
                       Total Return 14.35%   9.31%*

*Life of fund, if less than 10 years


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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam International Growth Fund -- Class M Shares
Fiscal period ending:  June 30, 1996
Inception date:  December 1, 1994


TOTAL RETURN

Formula  --  Average Annual Total Return:     ERV = P(1+T)^n

n                      =           Number of Time Periods    1 Year    Life*

P                      =           Initial Investment        $10,000   $10,000

ERV                    =           Ending Redeemable Value   $11,551   $11,937

T                      =           Average Annual
                       Total Return           15.51%         11.86%*

*Life of fund, if less than 10 years

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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International Growth Fund -- Class Y Shares
Fiscal period ending:  June 30, 1996
Inception date: July 12, 1996


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n                      =           Number of Time Periods   1 Year    Life*

P                      =           Initial Investment       $10,000   $10,000

ERV                    =           Ending Redeemable Value  $0        $0

T                      =           Average Annual
                       Total Return          0%             0%*

*Life of fund, if less than 10 years